Offerings - Offering: 1	May 28, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.850% Senior Notes due 2032
Amount Registered | shares	725,000,000
Proposed Maximum Offering Price per Unit | shares	0.99996
Maximum Aggregate Offering Price | $	$ 724,971,000
Fee Rate	0.01381%
Amount of Registration Fee | $	$ 100,118.5
Offering Note

(1)
The filing fee is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price for such offering is $724,971,000.00.